Exhibit 10.1

EXECUTION COPY

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

SECOND AMENDMENT TO

ASSET REPRESENTATIONS REVIEW AGREEMENT

This SECOND AMENDMENT TO ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of April 25, 2017 (this “Amendment”), is among American Express Receivables Financing Corporation III LLC, a Delaware limited liability company (“RFC III”), and American Express Receivables Financing Corporation IV LLC, a Delaware limited liability company (“RFC IV”), as Transferors, American Express Travel Related Services Company, Inc., a New York corporation (“TRS”), as Servicer, and Clayton Fixed Income Services LLC, a Delaware limited liability company (“Clayton”), as Asset Representations Reviewer. This Amendment amends the Asset Representations Review Agreement, dated as of July 20, 2016 (as amended, supplemented and otherwise modified from time to time, the “Asset Representations Review Agreement” and, together with this Amendment, the “Amended Asset Representations Review Agreement”).

RECITALS

WHEREAS, RFC III and RFC IV, as Transferors, TRS, as Servicer, and Clayton, as Asset Representations Reviewer, have previously entered into the Asset Representations Review Agreement; and

WHEREAS, pursuant to Section 9.01 of the Asset Representations Review Agreement, the parties hereto desire to amend the Asset Representations Review Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Asset Representations Review Agreement.

ARTICLE II

AMENDMENTS

SECTION 2.01.    Amendment to Exhibit A. Exhibit A to the Asset Representations Review Agreement is hereby deleted and replaced with Exhibit A attached to this Amendment.

ARTICLE III

MISCELLANEOUS

SECTION 3.01.    Asset Representations Review Agreement in Full Force and Effect as Amended. The Asset Representations Review Agreement is hereby amended by providing that all references therein to the “Asset Representations Agreement,” “this Agreement,” “hereby,” “hereof” and “herein” shall be deemed from and after the effective date of this Amendment to be a reference to the Amended Asset Representations Review Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Asset Representations Review Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their terms, and except as expressly provided herein, this Amendment shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Asset Representations Review Agreement.

SECTION 3.02.    Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

SECTION 3.03.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 3.04.    Effectiveness. The amendments provided for by this Amendment shall become effective as of April 25, 2017 upon a duly executed counterpart of this Amendment from each party hereto. However, it shall also be a condition to the effectiveness of this Amendment that the Transferors shall have provided prior notice of the substance of such amendment to the Trustee and each Rating Agency.

[Signature page follows]

IN WITNESS WHEREOF, the Transferors, TRS and Clayton have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC as Transferor

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC as Transferor

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., as Servicer

By:	/s/ David L. Yowan
Name:	David L. Yowan
Title:	Treasurer

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:	/s/ Robert A. Harris
Name:	Robert A. Harris
Title:	Secretary

[Second Amendment to Asset Representations Review Agreement]

Acknowledged by:

AMERICAN EXPRESS CENTURION BANK, as Account Owner

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	Chief Financial Officer and Treasurer

AMERICAN EXPRESS BANK, FSB, as Account Owner

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	Chief Financial Officer and Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Michael D. Commisso
Name:	Michael D. Commisso
Title:	Vice President

[Second Amendment to Asset Representations Review Agreement]

EXHIBIT A

Covered Representations, Review Materials and Tests

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests
(1)	Pooling and Servicing Agreement, Section 2.04(a)(vi) and applicable Receivables Purchase Agreement, Section 4.02(a)(vi) in each case with respect to clause (a) of the definition of “Eligible Account”	As of the applicable account selection date, each Account is a credit or other charge account or line of credit (if, with respect to the line of credit, the full receivable balance is not due upon receipt of a monthly billing statement (excluding the billing statement with respect to the final payment of such balance) and the line of credit contains a code designation in the related securitization field as described in Section 2.01 of the Pooling and Servicing Agreement or Section 2.01(c) of the applicable Receivables Purchase Agreement, as applicable) in existence and maintained by the applicable Account Owner.

•    List of Acceptable Card Programs

•    Month End Data Report

•    Charge Off Report

•    Selection Reports, or successor reports, for additions from July 2009 forward

•    The Pooling and Servicing Agreement, as in effect as of each applicable account selection date (with respect to any applicable account selection date, a “Historical Pooling and Servicing Agreement”)

i)    For each addition from July 2009 forward:

a.     Review the list of Card Programs from the applicable Selection Report

i.     Verify that all Card Programs added were allowable based on the List of Acceptable Card Programs

ii.     Verify that the total count added from each Card Program reconciles to the total balance of the addition

1.    Compare the count added from the Card Programs to the Month End Data Report for the applicable account selection date

2.    If a discrepancy in the count exists, review the

*	Subject to availability in accordance with any applicable document retention policies.

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests

Charge Off Report

3.    Verify that the discrepancy is accounted for based on count

b.     Verify that each account added contains an acceptable securitization code

i.     Review the Month End Data Report for the month preceding, and the month of, the applicable account selection date

ii.     Ensure that the account was not coded as securitized prior to the applicable account selection date

iii.    Verify that the Month End Data Report for the applicable account selection date lists the appropriate Account Owner

c.      If the above tests are confirmed, then Test Pass

ii)    For each addition prior to July 2009:

a.     Compare the definition of Eligible Account in the applicable Historical Pooling and Servicing

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests

Agreement to the stated representations under the column “Summary of Representation(s)”

b.     Verify that the applicable section of the definition has not changed

c.     If the above tests are confirmed, then Test Pass

(2)	Pooling and Servicing Agreement, Section 2.04(a)(vi) and applicable Receivables Purchase Agreement, Section 4.02(a)(vi) in each case with respect to clause (b) of the definition of “Eligible Account”	As of the applicable account selection date, each Account is payable in U.S. Dollars.	• Selection Reports, or successor reports, for additions from July 2009 forward • Each Historical Pooling and Servicing Agreement

i)    For each addition from November 2015 forward:

a.     Review the applicable Selection Report to verify that amounts due are coded in U.S. Dollars

b.     If the above test is confirmed, then Test Pass

ii)    For each addition prior to November 2015:

a.     Compare the definition of Eligible Account in the applicable Historical Pooling and Servicing Agreement to the stated representations under the column “Summary of Representation(s)”

b.     Verify that the applicable section of the definition has not changed

c.     If the above tests are confirmed,

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests
then Test Pass

(3)	Pooling and Servicing Agreement, Section 2.04(a)(vi) and applicable Receivables Purchase Agreement, Section 4.02(a)(vi) in each case with respect to clause (c) of the definition of “Eligible Account”	As of the applicable account selection date, each Account has an Obligor that has not been confirmed by the Account Owner or Servicer in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding.	• Rejection Criteria for additions from July 2009 forward • Selection Reports, or successor reports, for additions from July 2009 forward • Each Historical Pooling and Servicing Agreement

i)    For each addition from July 2009 forward:

a.     Review the Rejection Criteria to verify that the criteria included coding to exclude accounts with Obligors in bankruptcy

b.     If the above test is confirmed, then Test Pass

ii)    For each addition prior to July 2009:

a.     Compare the definition of Eligible Account in the applicable Historical Pooling and Servicing Agreement to the stated representations under the column “Summary of Representation(s)”

b.     Verify that the applicable section of the definition has not changed

c.     If the above tests are confirmed, then Test Pass

(4)	Pooling and Servicing Agreement, Section 2.04(a)(vi) and	As of the applicable account selection date, each Account has an Obligor who has provided as his or her most recent billing address an address located in the	• Rejection Criteria for additions from July 2009 forward	i) For each addition from July 2009 forward: a. Review the Rejection Criteria to

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests
	applicable Receivables Purchase Agreement, Section 4.02(a)(vi) in each case with respect to clause (d) of the definition of “Eligible Account”	United States or its territories or possessions or Canada or a United States military address; provided, however, that as of any date of determination, up to 3% of the Accounts (calculated by number of Accounts) may have Obligors who have provided as their billing addresses, addresses located outside of such jurisdictions.	• Selection Reports, or successor reports, for additions from July 2009 forward • Each Historical Pooling and Servicing Agreement verify that the criteria included coding to exclude accounts with billing addresses located outside of the United States or one of its territories

b.     If the above test is confirmed, then Test Pass

ii)    For each addition prior to July 2009:

a.     Compare the definition of Eligible Account in the applicable Historical Pooling and Servicing Agreement to the stated representations under the column “Summary of Representation(s)”

b.     Verify that the applicable section of the definition has not changed

c.      If the above tests are confirmed, then Test Pass

(5)	Pooling and Servicing Agreement, Section 2.04(a)(vi) and applicable Receivables Purchase Agreement, Section 4.02(a)(vi) in each case with respect to clause (e)	As of the applicable account selection date, each Account, if such account is a credit card or charge card account, has not been identified as an account with respect to which a related card has been lost or stolen.	• Rejection Criteria for additions from July 2009 forward • Selection Reports, or successor reports, for additions from July 2009 forward	i) For each addition from July 2009 forward: a. Review the Rejection Criteria to verify that the criteria included coding to exclude accounts flagged as lost or stolen

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests
	of the definition of “Eligible Account”		• Each Historical Pooling and Servicing Agreement

b.     If the above test is confirmed, then Test Pass

ii)    For each addition prior to July 2009:

a.     Compare the definition of Eligible Account in the applicable Historical Pooling and Servicing Agreement to the stated representations under the column “Summary of Representation(s)”

b.     Verify that the applicable section of the definition has not changed

c.     If the above tests are confirmed, then Test Pass

(6)	Pooling and Servicing Agreement, Section 2.04(a)(vi) and applicable Receivables Purchase Agreement, Section 4.02(a)(vi) in each case with respect to clause (h) of the definition of “Eligible Account”	As of the applicable account selection date, each Account does not have receivables that are Defaulted Receivables or that have been identified by the Account Owner or Servicer as having been incurred as a result of the fraudulent use of a related credit or charge card.	• Rejection Criteria for additions from July 2009 forward • Selection Reports, or successor reports, for additions from July 2009 forward • Each Historical Pooling and Servicing Agreement

i)    For each addition from July 2009 forward:

a.     Review the Rejection Criteria to verify that the criteria included coding to exclude accounts flagged as fraudulent

b.     Review the Rejection Criteria to verify that the criteria included coding to exclude Defaulted Receivables coded for write off

c.      If the above tests are confirmed,

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests

then Test Pass

ii)    For each addition prior to July 2009:

a.     Compare the definition of Eligible Account in the applicable Historical Pooling and Servicing Agreement to the stated representations under the column “Summary of Representation(s)”

b.    Verify that the applicable section of the definition has not changed

c.      If the above tests are confirmed, then Test Pass

(7)

Pooling and Servicing Agreement, Section 2.04(a)(vii)

and

applicable Receivables Purchase Agreement, Section 4.02(a)(vii)

in each case with respect to clause (a) of the definition of “Eligible Receivable”

		As of the applicable account selection date, each Receivable then existing in the related Accounts has arisen in an Eligible Account	N/A	i) Confirm that each account added is an Eligible Account based on the results of the related Tests for the items (1) through (6) above ii) If confirmed, then Test Pass

(8)	Pooling and Servicing Agreement,	As of the applicable account selection date, each Receivable	• Overview, Scope and Roles & Responsibilities	i) Select one or more regulatory changes or new regulations from within

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests
	Section 2.04(a)(vii) and applicable Receivables Purchase Agreement, Section 4.02(a)(vii) in each case with respect to clause (b) of the definition of “Eligible Receivable”	then existing in the related Accounts was created in compliance in all material respects with all Requirements of Law applicable to the Account Owner of such Eligible Account and pursuant to an Account Agreement that complies in all material respects with all Requirements of Law applicable to such Account Owner, in either case, the failure to comply with which would have an Adverse Effect documentation related to Policies and Procedures (“P&Ps”) for regulatory compliance change management activities

•    Compliance-related documentation evidencing the high-level steps of end-to-end occurrences of regulatory compliance change management activities for the Selection(s) (as defined below)

•    Selection Reports, or successor reports, for additions from July 2009 forward the scope of the Corporate-Wide Compliance Risk Management Policy during the review period (each, a “Selection”)

ii)    Review the P&Ps effective as of the Review Notice Date and any prior versions of P&Ps that were effective after November 2015 based on the Selection(s)

iii)    Verify that regulatory compliance change management activities in connection with the Selection(s) set forth in the applicable documentations include:

a.    the identification of potential changes;

b.    the change analysis; and

c.    the determination of appropriate action, if any

iv)    Verify that regulatory compliance change management activities in connection with the Selection(s) as set forth in the applicable documentations were materially followed by the compliance department as designed

v)    Confirm that any updated P&Ps were communicated and made available to relevant stakeholders, as

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests
appropriate, in accordance with internal governance processes vi) If the above tests are confirmed, then Test Pass

(9)

Pooling and Servicing Agreement, Section 2.04(a)(vii)

and

applicable Receivables Purchase Agreement, Section 4.02(a)(vii)

in each case with respect to clause (c) of the definition of “Eligible Receivable”

		As of the applicable account selection date, each Receivable then existing in the related Accounts with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery and performance by such Account Owner of the Account Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect	• State or Federal organizational documents, as applicable • Operating Certificates • Selection Reports, or successor reports, for additions from July 2009 forward

i)    Locate the applicable Operating Certificates

ii)    Conduct an interview with the appropriate American Express employee regarding the outcome of any recent audits or reviews conducted by a Governmental Authority

iii)    Confirm that no Governmental Authority has taken any action against American Express that would prevent it from executing, delivering or performing its obligations under the Account Agreements subject to the applicable Selection Reports, or that any such action has been resolved in a manner that would not prevent American Express from executing, delivering or performing its obligations under such Account Agreements

iv)    Confirm that no other evidence exists to indicate that any consents, licenses, approvals or authorizations

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests
of, or registrations or declarations with, any Governmental Authority that are required are not valid or have been revoked v) If the above tests are confirmed, then Test Pass

(10)

Pooling and Servicing Agreement, Section 2.04(a)(vii)

and

applicable Receivables Purchase Agreement, Section 4.02(a)(vii)

in each case with respect to clause (d) of the definition of “Eligible Receivable”

		As of the applicable account selection date, each Receivable then existing in the related Accounts as to which at the time of the transfer of such Receivable to the Trust, a Transferor or the Trust will have good and marketable title thereto, free and clear of all Liens (other than any Lien for municipal or other local taxes of a Transferor or an Account Owner if such taxes are not then due and payable or if such Transferor or such Account Owner is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto)	• UCC Lien Searches • The chronological list of American Express associated entity names • UCC Filings • Selection Reports, or successor reports, for additions from July 2009 forward

i)    Locate the applicable UCC Lien Searches and the applicable UCC filings

ii)    Confirm that all initial and additional UCC filings are listed on the UCC Lien Searches

iii)    Verify that the Debtor is listed as American Express or appears on the chronological list of American Express associated entity names

iv)    If the above tests are confirmed, then Test Pass

(11)	Pooling and Servicing Agreement, Section 2.04(a)(vii) and applicable Receivables Purchase	As of the applicable account selection date, each Receivable then existing in the related Accounts is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in	N/A	i) Confirm that there were no issues identified under the Tests for the item (9) above and that such Tests resulted in Test Pass ii) Confirm that each account added is

Item#	Covered Representation(s)	Summary of Representation(s)	Review Materials*	Tests
	Agreement, Section 4.02(a)(vii) in each case with respect to clause (f) of the definition of “Eligible Receivable”	accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity)		an Eligible Account based on the results of the Tests for the item (7) above iii) If the above tests are confirmed, then Test Pass

(12)

Pooling and Servicing Agreement, Section 2.04(a)(vii)

and

applicable Receivables Purchase Agreement, Section 4.02(a)(vii)

in each case with respect to clause (k) of the definition of “Eligible Receivable”

		As of the applicable account selection date, each Receivable then existing in the related Accounts constitutes either an “account” or a “general intangible” under and as defined in Article 9 of the UCC as then in effect in any state where the filing of a financing statement is then required to perfect the Trust’s interest in the Receivables and the proceeds thereof	• UCC Filings • Selection Reports, or successor reports • Transaction Documents

i)    Verify that the receivable is a right to payment of a monetary obligation, whether or not earned by performance, arising out of the use of a credit or charge card or information contained on or for use with the card, as described under Article 9-102 of the Delaware UCC

ii)    Confirm that each account added is an Eligible Account based on the results of the Tests for the item (7) above

iii)    Verify that the UCC Filings list the appropriate parties as set forth in the relevant Transaction Documents

iv)    If the above tests are confirmed, then Test Pass